UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suit 2 Omaha, NE            68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:   12/31/12

Item 1.  Reports to Stockholders.

altegris. TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2012

Altegris Managed Futures Strategy Fund

A Series of Northern Lights Fund Trust

Semi-Annual Report

Class A (MFTAX)
Class C (MFTCX)
Class I (MFTIX)

ADVISED BY

SUB-ADVISED BY

888.524.9441 www.altegris.com/mutualfunds

Altegris Managed Futures Strategy Fund

Semi-Annual Letter to Shareholders for the Six-Month Period Ending December 31, 2012

Dear Investor:

Fund Performance

The Altegris Managed Futures Strategy Fund is trend-following biased; therefore, the Fund has the potential to perform best when trends are strongest and most persistent. From September 1st through December 31st of 2012, however, such trends were few and far between.

That being said, the Fund was conservatively positioned during this very difficult period for the asset class and over a timeframe in which economic conditions were in no way certain. Over the last six months, the Fund worked to preserve capital for clients, while at the same time being at the ready to capitalize on potential new trends. Although negative performance is never commendable, single-digit losses are well within expectations for the strategy in such a challenging market environment for trend following approaches.

For the six months ending December 31, 2012, the Altegris Managed Futures Strategy Fund’s Class A (at NAV), Class C and Class I shares returned -2.60%, -2.94% and -2.48%, respectively. During this same period, the Bank of America Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark) returned 0.07%, and the Altegris 40 Index, which tracks the performance of 40 of the largest managed futures programs as reported to Altegris Advisors, was down -1.93%. By comparison, the MSCI World Index of global stocks was up +8.32%, and the S&P 500 Total Return Index was up +5.95%.

[Figure 1: Altegris Managed Futures Fund Performance Review July 2, 2012-December 31, 2012]

* The inception date of Class A and Class I is 08/26/10; the inception date of Class C is 02/01/11.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. Returns for

periods longer than one year are annualized.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. See prospectus for more information.

Fund Overview

The Fund seeks to generate absolute returns in both rising and falling markets while experiencing less volatility than the major equity market indices. The Fund aims to achieve this objective by utilizing the capabilities of the Fund’s experienced portfolio managers to prudently manage risk, deliver robust asset allocation and provide best-of-breed manager selection, with a goal of generating strong, non-correlated returns regardless of the direction of the broader securities markets.

The Fund provides managed futures exposure via investments in flagship managed futures managers1, typically Altegris 40 Index constituents. The Altegris 40 Index is a dollar-weighted index of the 40 largest managed futures programs by assets as reported to Altegris. Trend following managers, which generally profit most from clear, prolonged price trends of several months or more, make up approximately 75% of the Altegris 40 Index. The Fund intends to maintain an allocation to this sub-strategy ranging from 60% to 100%. The remainder of the Fund is allocated to specialized strategies, a diverse subset of the managed futures universe comprising approximately 25% of the Altegris 40 Index in which managers may employ a wide variety of trading approaches, including discretionary macro, short-term systematic, countertrend and other strategies.

Portfolio Allocations

As of Dec. 31, 2012, the Fund accessed seven managed futures managers. Trend following strategies included the Winton Program, Abraham Program, Lynx Program and Welton Program, while allocations to specialized managers included the QIM Program, CFM Program and Cantab Program. Overall, the Fund increased its allocation over the course of 2012 to specialized and hybrid trend strategies to approximately 40%, given the lack of trends in recent markets. As of Oct. 16, 2012, the Fund no longer allocated to the Altis Program after the manager continued to underperform versus its peers.

[Figure 2: Managed Futures Securities Exposure]

1 The Fund gains exposure to managed futures managers by investing up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments selected by an experienced portfolio management team at Altegris Advisors.  These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools),  (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”).  These investments are selected with the aim of providing aggregate exposure to the managed futures sub-strategies and programs of the managers (Winton Capital Management and ISAM), as if between 100% and 125% of the Fund’s net assets were invested in those programs.

2 Manager attribution numbers for the Fund are gross of performance.

Market Commentary

Drama surrounding policy-making influenced markets heavily over the past 18 months. Stimulus fed the US equity markets and kept interest rates low, while political wrangling created sideways price action across most other major markets. Some uncertainty was resolved during the six-month period under review, beginning with the European Central Bank’s announcement in September of unlimited sovereign debt purchases that dramatically reduced the short-term tail risk of a Eurozone break-up. The result: An extended period that was finally not driven by a stream of crisis-related news from the European Union. Across the Atlantic, US stocks spent much of the last six months of 2012 on a stimulus high, fueled by the Federal Reserve Bank’s announcement in September of open-ended quantitative easing under QE3. The decisive moves brought to a halt two of the year’s only sustained market trends: The steady decline of the euro and ascent of US Treasuries.

Despite perceived clarity in Europe and stock index rallies, investor sentiment still wavered, leading to mostly choppy price action across many markets. Accordingly, for the period under review, the performance of trend-following managers must be judged in the context of conditions ranking among the most unfriendly in history for these strategies. To say the markets lacked enduring trends during this time would be an understatement—they have been “mean-reverting” more than at any point in the past 20 years (See Figure 3). As a result, managers pursuing “pure” trend following strategies underperformed shorter-term strategies or those employing counter-trend, non-trend or mean-reversion systems. Indeed, only 10 of Altegris 40 Index® constituents generated positive performance for the six-month period. One of the Fund’s managers, Cantab Capital Partners, was one of just three constituents in the Altegris 40 to deliver returns exceeding 5% during that time—a remarkable feat given the headwinds faced by the asset class.

The good news: This is not the first time markets have behaved in this manner, and all prior periods of exceptional mean reversion have been short-lived. Many were followed by conditions characterized by more durable trends—and the latter period of 2012 brought signs that such a transition might be in store.

[Figure 3: Persistence of Quarterly Market Trends]

Fund and Manager Performance

On a sector basis for the six-month timeframe, commodities and bonds detracted from performance as commodity markets remained stubbornly devoid of persistent trends and bond markets proved difficult to time for the Fund’s shorter-term managers. These losses were offset to some extent by positive returns on stock indices, foreign exchange (FX) and rates. The strong performance of stock index futures during the period was driven by gains in long positions both domestically and in Europe. Highlighting the ability of the managers to generate alpha on the short side as well, foreign exchange gains were generated primarily in yen and euro currency positions.

 [Figure 4: Fund Performance Attribution by Sector]

Beginning with trend following managers, the Winton Program positively attributed roughly 0.12% to the Fund over the six-month period. The Lynx and Welton Programs represented sources of negative attribution for the Fund, providing approximately -0.45% and -0.39% to Fund performance, respectively. Abraham supplied -0.14% in attribution to the Fund over the period.

Among the specialized managers, the Capital Fund Management (CFM) Program was the biggest source of negative attribution for the Fund, detracting approximately -1.05% from the Fund over the period. Also serving as a significant source of attribution over the six months under review was the QIM Program, with the short-term specialist contributing close to -0.76% in performance to the Fund. In contrast, another specialized manager, the aforementioned Cantab Program, was a standout during the period, adding about 0.24% of performance for the Fund.2

 [Figure 5: Fund Performance Attribution by Manager]

Outlook

For the last two years, one could almost view the positioning of the Fund in the context of a seesaw, tilting between risk-on and risk-off market environments. As inconsistent markets rocked back and forth, the Fund has been positioned on one side of the middle, ready to weigh down the other end of the seesaw should markets begin to exhibit meaningful follow-on trends. At the beginning of the six-month period under review, the Fund sat near the middle of the seesaw, although positioned mildly risk-off in anticipation of negative economic outcomes. By the end of the year, however, the Fund’s positioning had inched closer towards one end of the seesaw, with its trend following managers positioned long risk-on assets such as stock index futures, commodity currencies and commodity futures. In spite of a slight move towards being more risk-on, the Fund is still quite balanced, waiting to find trends where they persist. In addition, the increased exposure to specialized managers over the fourth quarter of 2012 should help the Fund capitalize on the mean-reverting environment, should it continue.

2 Manager attribution numbers for the Fund are gross of performance.

Based on our due diligence and industry experience, it is our belief that this Fund offers a premier mix of managed futures managers. Should the recent market uncertainty continue, we feel strongly that the Fund has the potential to limit downside risk. We are optimistic that there will come a time when markets might finally transition from a mean-reverting phase to a trending phase—providing a ripe environment of opportunity for trend followers in particular and the Fund as a whole.

We thank you for investing in the Altegris Managed Futures Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris Investments, Inc. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

0608-NLD-03062013

Altegris Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2012

The fund's performance figures* for the six months ending December 31, 2012, compared to its benchmarks:
		Annualized
		Since Inception
	Six Months	August 26, 2010
Altegris Managed Futures Strategy Fund - Class A	-2.60%	-2.55%
Altegris Managed Futures Strategy Fund - Class A with load **	-8.22%	-4.98%
Altegris Managed Futures Strategy Fund - Class I	-2.48%	-2.32%
Altegris Managed Futures Strategy Fund - Class C ***	-2.94%	-6.55%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.07%	0.11%
Altegris 40 Index *****	-1.92%	-0.83%
MSCI World Index ******	8.32%	9.69%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838

** Class A with load total retrun is calculated using the maximum sales charge of 5.75%.
*** Inception date is February 1, 2011 for Class C shares.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

***** The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris Investments, Inc. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

****** MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe.

Holdings by type of investment	% of Net Assets
U.S. Government Obligations	32.4%
Notes & Bonds	22.8%
Commercial Paper	19.4%
Certificates of Deposit	8.0%
Structured Note	5.7%
Discount Agency Notes	3.5%
Systematic Trading Companies	2.9%
Other, Cash & Cash Equivalents	5.3%
	100.0%

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2012 (Unaudited)
				Market Value
	SYSTEMATIC TRADING COMPANIES - 2.9%
	Abraham Diversified Program Class Abraham (a)			$ 2,015,870
	Capital Discus Program Class CFM DTP (a)			8,208,642
	CCP Quantitative Fund - Aristarchus Program Class CCP (a)			7,601,582
	Lynx Trading Program Class Lynx (a)			2,345,931
	Quantitative Global Program Class QIM (a)			3,916,936
	Welton Global Directional Portfolio Class Welton (a)			2,882,801
	Winton Diversified Program Class WNTN (a)			443,545
	TOTAL SYSTEMATIC TRADING COMPANIES (Cost - $27,881,850)			27,415,307

Principal Amount ($)			Maturity
	STRUCTURED NOTE - 5.7%
50,000,000	Barclays Bank PLC Linked Note (a) *		11/20/2013	54,842,747
	(Cost - $50,000,000)
		Yield (b)
	SHORT-TERM INVESTMENTS - 86.1%
	BONDS & NOTES - 22.8%
20,000,000	Federal Farm Credit Banks	0.2000%	11/20/2013	19,994,800
26,000,000	Federal Home Loan Banks	0.1800	1/10/2013	26,000,520
25,550,000	Federal Home Loan Banks	0.0000	1/16/2013	25,549,681
17,550,000	Federal Home Loan Banks	0.3750	1/29/2013	17,553,352
20,000,000	Federal Home Loan Banks	0.1600	2/8/2013	20,000,000
35,000,000	Federal Home Loan Banks	0.1900	10/18/2013	35,002,765
20,000,000	Federal Home Loan Banks	0.2900	11/15/2013	20,007,400
2,000,000	Federal National Mortgage Association (c)	1.7500	2/22/2013	2,004,460
29,400,000	Federal National Mortgage Association (c)	0.7500	2/26/2013	29,426,460
2,500,000	Federal National Mortgage Association (c)	1.7500	5/7/2013	2,513,800
5,000,000	Federal National Mortgage Association (c)	1.2500	8/20/2013	5,032,350
15,000,000	Federal National Mortgage Association (c)	0.7500	12/18/2013	15,078,000
	TOTAL BONDS & NOTES (Cost - $218,154,642)			218,163,588

	CERTIFICATES OF DEPOSIT - 8.0%
14,650,000	BESTNY	0.2000	1/22/2013	14,650,000
18,350,000	Norinchukin Bank	0.1700	1/2/2013	18,350,000
22,000,000	Royal Bank of Scottland	0.1600	1/18/2013	22,000,000
21,250,000	Sumitomo Mitsui	0.1700	1/4/2013	21,250,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $76,250,000)			76,250,000

	COMMERCIAL PAPER - 19.4%
22,000,000	Alpine Securities Corp. (d)	0.1013	1/17/2013	21,998,142
20,300,000	American Honda Finance Corp.	0.0728	1/14/2013	20,298,974
19,500,000	General Electric Capital Corp.	0.0086	1/3/2013	19,499,967
15,200,000	International Business Machine (d)	0.0140	1/4/2013	15,199,911
12,700,000	National Australia Funding	0.0500	1/11/2013	12,699,506
22,000,000	NetJets, Inc. (d)	0.0333	1/7/2013	21,999,633
22,100,000	Northern Pines (d)	0.0560	1/9/2013	22,098,969
25,800,000	Regency Markets (d)	0.1014	1/15/2013	25,797,893
25,650,000	Toronto-Dominion Holdings (d)	0.0193	1/4/2013	25,649,615
	TOTAL COMMERCIAL PAPER (Cost - $185,242,610)			185,242,610

	DISCOUNT AGENCY NOTES - 3.5%
20,000,000	Fannie Mae Discount Notes	0.0100	1/2/2013	19,999,800
13,562,000	Federal Farm Credit Discount Notes	0.1200	1/4/2013	13,561,996
	TOTAL DISCOUNT AGENCY NOTES (Cost - $33,561,796)			33,561,796

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012 (Unaudited)
		Yield (b)	Maturity	Market Value
Principal Amount (*)	U.S. GOVERNMENT OBLIGATIONS - 32.4%
21,750,000	United States Treasury Note	1.3750%	3/15/2013	$ 21,805,224
21,900,000	United States Treasury Note	1.7500	4/15/2013	22,001,801
3,000,000	United States Treasury Note	1.3750	5/15/2013	3,013,945
50,000,000	United States Treasury Note	0.5000	5/31/2013	50,080,100
12,280,000	United States Treasury Note	1.1250	6/15/2013	12,335,164
24,750,000	United States Treasury Note	2.0000	11/30/2013	25,156,055
35,000,000	United States Treasury Bill	0.0150	1/2/2013	34,999,971
25,000,000	United States Treasury Bill	0.0000	1/10/2013	25,000,000
115,754,900	United States Treasury Bill (a)	0.0300	10/17/2013	115,605,713
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $309,984,992)			309,997,973

	TOTAL SHORT-TERM INVESTMENTS (Cost - $823,194,040)			823,215,967

	TOTAL INVESTMENTS - 94.7% (Cost - $901,075,890) (e)			$ 905,474,021
	OTHER ASSETS LESS LIABILITIES - 5.3%			50,931,773
	NET ASSETS - 100.0%			$ 956,405,794

*	Non-Income bearing.
(a)	All or a portion of these investment is a holding of the AMFS Fund Limited.
(b)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.
(c)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(d)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 these securities amounted to  $132,744,163 or 13.9% of net assets.

(e)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $917,919,952 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:			$ 5,644,010
	Unrealized Depreciation:			(18,089,941)
	Net Unrealized Depreciation:			$ (12,445,931)

OPEN SWAPS CONTRACTS (a)

Reference Entity	Notional Amount	Interest Rate	Termination Date	Counterparty	Unrealized Appreciation
Barclays Bank PLC SWAP	114,700,000	LIBOR + 175 bps	11/9/2013	Barclays Capital Inc.	$ 2,662,519

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012 (Unaudited)

ASSETS
Investment securities:
At cost	$ 901,075,890
At market value	$ 905,474,021
Cash	52,941,859
Unrealized appreciation on swap contracts	2,662,519
Receivable for Fund shares sold	1,410,782
Receivable for securities sold	664,856
Interest receivable	460,275
Receivable due from broker	1,000
Prepaid expenses and other assets	74,247
TOTAL ASSETS	963,689,559

LIABILITIES
Payable for Fund shares repurchased	5,358,370
Investment advisory fees payable	1,152,512
Fees payable to other affiliates	132,070
Distribution (12b-1) fees payable	104,170
Accrued expenses and other liabilities	536,643
TOTAL LIABILITIES	7,283,765
NET ASSETS	$ 956,405,794

Composition of Net Assets:
Paid in capital	1,026,377,313
Accumulated net investment loss	(62,196,268)
Accumulated net realized loss from investments	(14,835,901)
Net unrealized depreciation of investments and foreign currency	7,060,650
NET ASSETS	$ 956,405,794

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 378,023,839
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	40,314,388
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$ 9.38
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$ 9.95

Class C Shares:
Net Assets	$ 25,501,021
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,756,361
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (d)	$ 9.25

Class I Shares:
Net Assets	$ 552,880,934
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	58,641,717
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 9.43

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.
(d)	A deferred sales charge of up to 1% will be applied to shares redeemed within 18 months of purchase.

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$ 624,457

EXPENSES
Investment advisory fees	7,779,401
Management fees	3,607,171
Incentive fees	805,756
Distribution (12b-1) fees:
Class A	575,064
Class C	128,136
Non 12b-1 shareholder servicing fees	480,856
Administrative services fees	291,843
Transfer agent fees	176,636
Professional fees	66,693
Accounting services fees	57,750
Trustees fees and expenses	53,647
Registration fees	51,962
Custodian fees	51,325
Printing and postage expenses	48,795
Compliance officer fees	37,584
Insurance expense	7,058
Other expenses	448,937
TOTAL EXPENSES	14,668,614
Less: Fees waived by the Advisor	(594,306)

NET EXPENSES	14,074,308

NET INVESTMENT LOSS	(13,449,851)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Swaps contracts	1,121,674
Investments	(19,723,128)
Net Realized Gain/(Loss)	(18,601,454)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(48,846)
Forward foreign currency exchange contracts	833,565
Investments	3,893,117
Swaps contracts	2,662,519
Net Change in Appreciation/(Depreciation)	7,340,355

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(11,261,099)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (24,710,950)

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2012	Year Ended
	(Unaudited)	June 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (13,449,851)	$ (44,449,346)
Net realized gain (loss) on investments and foreign currency	(18,601,454)	40,616,482
Net change in unrealized appreciation (depreciation) on investments and foreign currency	7,340,355	(233,637)
Net decrease in net assets resulting from operations	(24,710,950)	(4,066,501)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	120,880,169	490,465,860
Class C	6,031,140	17,978,320
Class I	213,435,178	407,163,256
Redemption fee proceeds:
Class A	4,719	16,045
Class C	61	520
Class I	15,027	23,564
Payments for shares redeemed:
Class A	(248,772,856)	(342,385,576)
Class C	(4,426,299)	(3,865,053)
Class I	(143,939,799)	(295,139,297)
Net increase (decrease) from shares of beneficial interest transactions	(56,772,660)	274,257,639

NET INCREASE (DECREASE) IN NET ASSETS	(81,483,610)	270,191,138

NET ASSETS
Beginning of Period	1,037,889,404	767,698,266
End of Period *	$ 956,405,794	$ 1,037,889,404
*Includes accumulated net investment loss of:	$ (62,196,268)	$ (48,746,417)

SHARE ACTIVITY
Class A:
Shares Sold	12,566,666	50,252,077
Shares Redeemed	(25,695,235)	(35,057,907)
Net increase (decrease) in shares of beneficial interest outstanding	(13,128,569)	15,194,170

Class C:
Shares Sold	642,809	1,845,985
Shares Redeemed	(469,547)	(403,465)
Net increase in shares of beneficial interest outstanding	173,262	1,442,520

Class I:
Shares Sold	22,234,625	41,676,757
Shares Redeemed	(15,061,365)	(30,490,628)
Net increase in shares of beneficial interest outstanding	7,173,260	11,186,129

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A				Class C
		For the Six Months	Year Ended	Period Ended		For the Six Months		Year Ended		Period Ended
		Ended December 31,	June 30,	June 30,		Ended December		June 30,		June 30,
		2012	2012	2011 (1)		31, 2012		2012		2011 (2)
Net asset value, beginning of period		$ 9.63	$ 9.61	$ 10.00		$ 9.54		$ 9.59		$ 10.53

Income (loss) from investment operations:
Net investment gain/(loss) (3)		(0.13)	(0.43)	(0.31)		(0.16)		(0.50)		(0.18)
	Net realized and unrealized gain/(loss) on investments	(0.12)	0.45	(0.05)		(0.13)		0.45		(0.76)
Total from investment operations		(0.25)	0.02	(0.36)		(0.29)		(0.05)		(0.94)

Less distributions from:
Net investment income		-	-	(0.03)		-		-		-
Net realized gains		-	-	(0.00)	(4)	-		-		-
Total distributions		-	-	(0.03)		-		-		-

Redemption fees collected (4)		0.00	0.00	0.00		0.00		0.00		0.00

Net asset value, end of period		$ 9.38	$ 9.63	$ 9.61		$ 9.25		$ 9.54		$ 9.59

Total return (5,6)		(2.60)%	0.21%	(3.58)%	(7)	(3.04)%	(7)	(0.52)%	(7)	(8.93)%

Net assets, at end of period (000s)		$ 378,024	$ 514,983	$ 368,155		$ 25,501		$ 24,692		$ 11,002

Ratios including the expenses and income of AMFS Fund Limited:
	Ratio of gross expenses to average net assets (8,9,10)	2.83%	4.54%	3.90%		3.58%		5.29%		4.67%
	Ratio of net expenses to average net assets (9,11,12)	2.71%	4.55%	3.86%		3.46%		5.30%		4.61%
	Ratio of net investment loss to average net assets (9,13)	(2.59)%	(4.42)%	(3.67)%		(3.34)%		(5.17)%		(4.48)%

Portfolio Turnover Rate (6)		264%	0%	333%		264%		0%		333%

(1)	The Fund's Class A shares commenced operations on August 26, 2010.
(2)	The Fund's Class C Shares commenced operations on February 1, 2011.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)	Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.
(10)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited:	2.02%	1.94%	2.04%		2.77%		2.69%		2.80%
(11)	The Fund's expense ratios may differ from the Expense Limitation Agreement, reported in the prospectus, as it was amended on April 27, 2012. See Note 4
(12)	Ratio of net expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited:	1.90%	1.95%	2.00%		2.65%		2.70%		2.75%
(13)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AMFSS Fund Limited:	(1.67)%	(1.83)%	(1.82)%		(2.42)%		(2.58)%		(2.64)%

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I
		For the Six Months	Year Ended		Period Ended
		Ended December 31,	June 30,		June 30,
		2012	2012		2011 (1)
Net asset value, beginning of period		$ 9.67	$ 9.63		$ 10.00

Income (loss) from investment operations:
Net investment gain/(loss) (2)		(0.11)	(0.41)		(0.29)
Net realized and unrealized gain/(loss) on investments		(0.13)	0.45		(0.04)
Total from investment operations		(0.24)	0.04		(0.33)

Less distributions from:
Net investment income		-	-		(0.04)
Net realized gains		-	-		(0.00)	(3)
Total distributions		-	-		(0.04)

Redemption fees collected (3)		0.00	0.00		0.00

Net asset value, end of period		$ 9.43	$ 9.67		$ 9.63

Total return (4,5)		(2.48)%	0.42%	(6)	(3.34)%

Net assets, at end of period (000s)		$ 552,881	$ 498,214		$ 388,542

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (7,8,9)		2.58%	4.29%		3.63%
Ratio of net expenses to average net assets (8,10,11)		2.46%	4.30%		3.60%
Ratio of net investment loss to average net assets (8,12)		(2.34)%	(4.17)%		(3.37)%

Portfolio Turnover Rate (5)		264%	0%		333%

(1)	The Fund's Class I shares commenced operations on August 26, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited:	1.77%	1.69%		1.78%
(10)	The Fund's expense ratios may differ from the Expense Limitation Agreement, reported in the prospectus, as it was amended on April 27, 2012. See Note 4
(11)	Ratio of net expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited:	1.65%	1.70%		1.75%
(12)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AMFSS Fund Limited:	(1.42)%	(1.58)%		(1.53)%

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2012 (Unaudited)

1.

ORGANIZATION

The Altegris Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. Class C shares commenced operation on February 1, 2011. The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and Class I shares are offered at net asset value (“NAV”) without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1% to shares redeemed within 18 months of purchase. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Altegris Advisors, LLC (the “Advisor”) fair values AMFS Fund Limited (“AMFS”), a subsidiary of which the Fund may invest up to 25% of its total assets. Investments in AMFS are fair valued daily based on the underlying commodity trading advisor’s (“CTA’s”) current position. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisors estimate or the CTA’s estimate. These CTA prices are used to value the Fund's swaps and structured note holdings. The Advisors fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities.  The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Systemantic Trading Companies	$ -	$ 27,415,307	$ -	$ 27,415,307
Structure Notes	-	54,842,747	-	54,842,747
Notes and Bonds	-	218,163,588	-	218,163,588
Certificates of Deposit	-	76,250,000	-	76,250,000
Commercial Paper	-	185,242,610	-	185,242,610
Discount Agency Notes	-	33,561,796	-	33,561,796
U.S. Government Obligations	-	309,997,973	-	309,997,973
Total:	$ -	$ 905,474,021	$ -	$ 905,474,021
Derivatives
Swaps	$ -	$ 2,662,519	$ -	$ 2,662,519

* Refer to the Consolidated Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period ended.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AMFS. AMFS invests in the global derivatives markets through the use of a separate controlled foreign corporation (“CFC”), Alternative Strategies Limited Fund (“ASL”). The Fund consolidates the results of subsidiaries in which the fund holds a controlling economic interest (greater than 50%). ASL is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on July 7, 2010 and is a disregarded entity for US tax purpose. ASL  uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. During the period ended December 31, 2012 the Fund held a controlling economic interest of ASL from July 1, 2012 to November 14, 2012 all inter-company accounts and transactions have been eliminated in consolidation.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

A summary of the Fund’s investment in AMFS is as follows:

	Inception Date of AMFS	AMFS Net Assets at December 31, 2012	% Of Total Net Assets at December 31, 2012
AMFS	09/11/10	$ 222,081,792	23.2%

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2011 and 2012. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AMFS is an exempted Cayman investment company. AMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMFS is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AMFS net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the Six Months period December 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $0 and $0, respectively.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor. The Fund’s Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (ASL) or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to each of the Class A, Class C and Class I shares, respectively. Effective, May 1, 2012, the Fund’s adviser has amended the expense limitation Agreement to reduce the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (ASL) or extraordinary expenses such as litigation) will not exceed 1.90%, 2.65% and 1.65% of the daily average net assets attributable to each of the Class A, Class C and Class I shares, respectively and agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended December 31, 2012, expenses of $594,306 were waived by the advisor of which $594,306 is subject to recapture through June 30, 2016.

During the six months period December 31, 2012, ASL engaged Winton Capital Management (Winton), Altis Partners Limited (Altis), Welton Investment Corporation (Welton), Abraham Trading Company (Abraham), Quantitative Investment Management (QIM), Lynx Asset Management AB (Lynx), Cantab Capital Partners, LLP (CCP) and Capital Fund Management SA (CFM DTP); each a CTA, to provide advisory services.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

Pursuant to the terms of the Advisory Agreements with ASL, Winton, Altis, Welton, Abraham, QIM, Lynx, CCP and CFM are entitled to receive fees in arrears on a quarterly basis in respect of certain advisory and controlling services to each of the respective CTA portfolios. As compensation for its services and the related expenses borne by each CTA, the Fund agrees to pay a management fees and incentive fees, respective to each. Per Agreements for services rendered during the six months period December 31, 2012, the CTA’s, as a whole received, $3,607,171 in management fees and $805,756 in incentive fees.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the six months period December 31, 2012, pursuant to the Plan, Class A and Class C shares paid $575,064 and $128,136, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. The Distributor is an affiliate of GFS. During the six months period December 31, 2012, the Distributor received $86,291 in underwriting commissions for sales of Class A shares, of which $12,411 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The administration of ASL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with ASL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of ASL prior to subscriptions issued, and before any management fees accrued. Such fee is paid quarterly in arrears. The fee is subject to a monthly minimum charge of $37,500 per month. Additional fees may be incurred due to out of pocket expenses or additional services rendered.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund and Altegris Equity Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the six months period December 31, 2012, Class A, Class C and Class I assessed redemption fees in the amounts of $4,719, $61 and $15,027, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized		Total
Ordinary	Long-Term	Loss	October	Appreciation/	Other Book/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Tax Differences	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (19,839,926)	$ (25,420,643)	$ (45,260,569)

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for the CFC and short-term capital gains, resulted in reclassification for the period ended June 30, 2012 as follows: a decrease in paid in capital of $1,018,934; a decrease in accumulated net investment losses of $1,028,196; and a decrease in accumulated net realized gain from security transactions of $9,262.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the most prominent changes addresses capital loss carry forwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund Section 2(a)(9) of the Act.  As of December 31, 2012, Genworth Financial Trust held 38% of the voting securities of Class A and Ameritrade held approximately 25% of the voting securities Class I.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. These amendments will not have a material impact on the Fund’s financial statements.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012 (Unaudited)

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Altegris Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2012

As a shareholder of the Altegris Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2012 and ending December 31, 2012.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1. Annualized	Beginning	Ending	Expenses Paid
Actual Expense	Account Value	Account Value	During Period *
Expenses Ratio	7/1/2012	12/31/2012	7/1/2012 – 12/31/12
Class A 2.83%	$1,000.00	$974.00	$14.08
Class C 3.58%	$1,000.00	$969.60	$17.77
Class I 2.58%	$1,000.00	$975.20	$12.84
Table 2.
	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period *
(5% return before expenses)	7/1/2012	12/31/2012	7/1/2012 – 12/31/12
Class A 2.83%	$1,000.00	$1,010.94	$14.34
Class C 3.58%	$1,000.00	$1,007.16	$18.11
Class I 2.58%	$1,000.00	$1,012.20	$13.09

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement –Altegris Managed Futures Strategy Fund *

In connection with a regular meeting held on June 20, 2012, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Trust, on behalf of Altegris Managed Futures Strategy Fund (“Altegris Managed” or the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials from Altegris specifically related to the Agreement.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the experience of its Fund management personnel and the significant resources available to the Adviser.  The Board noted that with respect to the quality of services, the Adviser enjoys a strong working relationship with the Fund.  Fund compliance personnel noted that the Adviser is proactive with compliance matters, and Fund management further noted that the Adviser proactively assesses risks.  The Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

 Performance.  The Trustees reviewed one year and since inception performance information for the Fund.  They noted that although the Fund was negative 7.15% for the year, its performance exceeded that of its peer group and the Morningstar Managed Futures Category averages, which were negative 9.39% and negative 10.37%, respectively.  Based on their review of the performance information provided, the Board concluded that the Fund’s performance was reasonable.

 Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  They further noted that the advisory fee was high relative to its peer group and the Morningstar average, but compared to other multi-manager managed futures mutual funds, the Fund’s advisory fee was among the low to mid-range for fees.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Adviser provides to the Fund and that the Adviser is expected to continue to provide to the Fund, and in light of the fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board noted that shareholders are currently benefiting from the contractual breakpoints.  They further noted that the size of the fund is expected to grow to a point were an additional breakpoint will be realized.  The Board’s consensus was that the existing economies of scale appropriately benefit shareholders and breakpoints received by shareholders were reasonable.

 Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the Adviser. The Board also considered whether the Adviser benefits from other activities related to the Fund. The Board noted the Fund’s investment returns and the benefits the shareholders have realized from these investment returns.  The Trustees concluded that because of the Fund’s expense limitation agreement and its expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/08/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/08/2013

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/08/2013